Exhibit 10.3

SUPPLEMENT NO. 2 dated as of December 9, 2011 (this “Supplement”) to the Guarantee and Collateral Agreement dated as of June 23, 2006, as amended and restated as of December 6, 2010, and as further amended and restated as of February 14, 2011 (as amended and supplemented from time to time, the “Guarantee and Collateral Agreement”), among TRANSDIGM INC., a Delaware corporation (the “Borrower”), TRANSDIGM GROUP INCORPORATED, a Delaware corporation (“Holdings”), each subsidiary of the Borrower listed on Schedule I thereto (each such subsidiary individually a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”; the Subsidiary Guarantors, Holdings and the Borrower are referred to collectively herein as the “Grantors”) and CREDIT SUISSE AG, as collateral agent for the Secured Parties and as administrative agent under each of the 2010 Credit Agreement and the 2011 Credit Agreement (each as defined below) (in such capacities, the “Agent”).

A. Reference is made to (a) the Credit Agreement dated as of December 6, 2010, as amended by Amendment No. 1 dated as of March 25, 2011 (as amended, supplemented or otherwise modified from time to time, the “2010 Credit Agreement”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2010 Lenders”) and the Agent and (b) the Credit Agreement dated as of February 14, 2011 (as amended, supplemented or otherwise modified from time to time, the “2011 Credit Agreement” and, together with the 2010 Credit Agreement, the “Credit Agreements”), among the Borrower, Holdings, each subsidiary of the Borrower from time to time party thereto, the lenders from time to time party thereto (the “2011 Lenders” and, together with the 2010 Lenders, the “Lenders”) and the Agent.

B. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the 2010 Credit Agreement, the 2011 Credit Agreement or the Guarantee and Collateral Agreement, as the context may require.

C. The Grantors have entered into the Guarantee and Collateral Agreement in order to induce the Lenders to make Loans and the 2010 Issuing Banks to issue Letters of Credit. Section 7.16 of the Guarantee and Collateral Agreement provides that additional Domestic Subsidiaries of the Loan Parties may become Subsidiary Guarantors and Grantors under the Guarantee and Collateral Agreement by execution and delivery of an instrument in the form of this Supplement. The undersigned Subsidiary (the “New Subsidiary”) is executing this Supplement in accordance with the requirements of the applicable Credit Agreement to become a Subsidiary Guarantor and Grantor under the Guarantee and Collateral Agreement in order to induce the Lenders to make additional Loans and the 2010 Issuing Banks to issue additional Letters of Credit, and as consideration for Loans previously made and Letters of Credit previously issued.

Accordingly, the Agent and the New Subsidiary agree as follows:

SECTION 1. In accordance with Section 7.16 of the Guarantee and Collateral Agreement, the New Subsidiary by its signature below becomes a Grantor and Subsidiary Guarantor under the Guarantee and Collateral Agreement with the same force and effect as if originally named therein as a Grantor and Subsidiary Guarantor, and the New Subsidiary hereby (a) agrees to all the terms and provisions of the Guarantee and Collateral Agreement applicable to it as a Grantor and Subsidiary Guarantor thereunder and (b) represents and warrants that the representations and warranties made by it as a Grantor and Subsidiary Guarantor thereunder are true and correct in all material respects on and as of the date hereof (except for any representation or warranty that is limited by its terms to an earlier specified date). In furtherance of the foregoing, the New Subsidiary, as security for the payment and performance in full of the Secured Obligations (as defined in the Guarantee and Collateral Agreement), does hereby create and grant to the Agent, its successors and assigns, for the ratable benefit of the Secured Parties, their successors and assigns, a security interest in and lien on all of the New Subsidiary’s right, title and interest in and to the Collateral (as defined in the Guarantee and Collateral Agreement) of the New Subsidiary. Each reference to a “Grantor” or a “Subsidiary Guarantor” in the Guarantee and Collateral Agreement shall be deemed to include such New Subsidiary. The Guarantee and Collateral Agreement is hereby incorporated herein by reference.

SECTION 2. The New Subsidiary represents and warrants to the Agent and the other Secured Parties that this Supplement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms subject to applicable bankruptcy, insolvency or similar laws affecting creditors’ rights generally and to general principles of equity.

SECTION 3. This Supplement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Supplement shall become effective when the Agent shall have received counterparts of this Supplement that, when taken together, bear the signatures of the New Subsidiary and the Agent. Delivery of an executed signature page to this Supplement by facsimile or other electronic transmission shall be as effective as delivery of a manually signed counterpart of this Supplement.

SECTION 4. The New Subsidiary hereby represents and warrants that (a) set forth on Schedule I attached hereto is a true and correct schedule of each location where any Collateral of such New Subsidiary is stored or otherwise located, set forth on Schedule II is a true and correct schedule of the Pledged Collateral of such New Subsidiary and set forth on Schedule III is a true and correct schedule of the Intellectual Property of such New Subsidiary, and (b) set forth under its signature hereto, is the true and correct legal name of such New Subsidiary, its jurisdiction of formation and the location of its chief executive office.

SECTION 5. Except as expressly supplemented hereby, the Guarantee and Collateral Agreement shall remain in full force and effect.

SECTION 6. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 7. In case any one or more of the provisions contained in this Supplement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and in the Guarantee and Collateral Agreement shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties hereto shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

SECTION 8. All communications and notices hereunder shall be in writing and given as provided in Section 7.01 of the Guarantee and Collateral Agreement. All communications and notices hereunder to the New Subsidiary shall be given to it at the address set forth under its signature below.

SECTION 9. The New Subsidiary agrees to reimburse the Agent for its reasonable out-of-pocket expenses in connection with this Supplement, including the reasonable fees, other charges and disbursements of counsel for the Agent.

IN WITNESS WHEREOF, the New Subsidiary and the Agent have duly executed this Supplement to the Guarantee and Collateral Agreement as of the day and year first above written.

HARCO LABORATORIES, INCORPORATED

by	/s/ Gregory Rufus
Name: Gregory Rufus
Title: Treasurer and Secretary
Address:
Legal Name:
Jurisdiction of
Formation:
Location of Chief
Executive Office:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Agent

by	/s/ Robert Hetu
Name: Robert Hetu
Title: Managing Director

by	/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Title: Associate

SIGNATURE PAGE TO SUPPLEMENT NO. 2 TO THE GUARANTEE AND COLLATERAL AGREEMENT

Schedule I to

the Supplement No. 2

to the Guarantee and

Collateral Agreement

Subsidiary Guarantors

Exact Legal Name	Jurisdiction	Organizational Identification Number	Federal Taxpayer Identification Number
Harco Laboratories, Incorporated	Connecticut	0021188	06-0691144

Locations of Collateral

1.	186 & 190 Cedar Street, Branford, CT 06405.

Schedule II to

the Supplement No. 2

to the Guarantee and

Collateral Agreement

Schedule II

Capital Stock

None

Pledged Debt Securities

None

Schedule III to

the Supplement No. 2

to the Guarantee and

Collateral Agreement

Schedule III

Intellectual Property

Patents

TITLE	APPLN NO.	FILED	PATENT NO.	GRANT DATE	Current Owner	STATUS
Optical Proximity Detector	09591658	6/9/00	6498654	12/24/02	Harco Laboratories, Inc.	Granted
Thermal Variable Resistance Device With Protective Sheath	10793120	3/4/04	7061364	6/13/06	Harco Laboratories, Inc.	Granted
Extended Temperature Range EMF Device	10736766	12/16/03	7131768	11/7/06	Harco Laboratories, Inc.	Granted
System And Method For Non-Contact Forming Of Parts To A Fluid Sensor Assembly	10843501	5/11/04	7137297	11/21/06	Harco Laboratories, Inc.	Granted
EMF Sensor With Protective Sheath	10793121	3/4/04	7611280	11/3/09	Harco Laboratories, Inc.	Granted
Thermal Variable Resistance Device With Protective Sheath	11388309	3/24/06	7915994	3/29/11	Harco Laboratories, Inc.	Granted
High Reliability Heater Modules	10425814	4/29/03	6881932	4/19/05	Harco Laboratories, Inc., a 685880 Corporation	Granted
Extended Temperature Range Heater	11360788	2/23/06	7782171	8/24/10	Harco Laboratories, Inc., a Corp of Connecticut	Granted
Extended Temperature Range Thermal Variable-Resistance Device	10712484	11/13/03	7026908	4/11/06	Harco Laboratories, Inc., a Connecticut Corporation	Granted
Mounting Bracket For A Security Device	11614614	12/21/06	7518478	4/14/09	Lockheed Martin Corporation	Granted

Trademarks

Schedule III to

the Supplement No. 2

to the Guarantee and

Collateral Agreement

MARK	APPLN NO.	FILED	REGN NO.	REGN DATE	CLASS/GOODS	OWNER	STATUS
SIMX	78/756380	11/17/05	3320667	10/23/07	9- Thermocouples and Temperature Sensors	Harco Laboratories, Inc.	Registered
INNOVATIVE SOLUTIONS. PROVEN PERFORMANCE.	78/628893	5/12/05	3272875	7/31/07	9- Electrical and electronic temperature and pressure sensing apparatus, instruments, components and fittings therefor, namely-- thermocouples; thermocouple harnesses; thermocouple leads; thermocouple connectors; total pressure probes; total and static pressure probes; average pressure probes; magnetic speed sensors; optic sensors; air temperature sensors; resistance temperature sensors; data sensing instruments for aircraft-namely, total temperature sensors, pitot and pitot static tubes, and angle of attack sensors; resistance bridges; ice detectors; and transmitters for receiving signals from sensors sensing physical data and transmitting the signals to readout equipment; electrical cables for use in connections	Harco Laboratories, Inc.	Registered
HARCO INNOVATIVE SOLUTIONS. PROVEN PERFORMANCE.	78/628803	5/12/05	3178435	11/28/06	9- Electrical and electronic temperature and pressure sensing apparatus, instruments, components and fittings therefor, namely-- thermocouples; thermocouple harnesses; thermocouple leads; thermocouple connectors; total pressure probes; total and static pressure probes; average pressure probes; magnetic speed sensors; optic sensors; air temperature sensors; resistance temperature sensors; data sensing instruments for aircraft-namely, total temperature sensors, pitot and pitot static tubes, and angle of attack sensors; resistance bridges; ice detectors; and transmitters	Harco Laboratories, Inc.	Registered

Schedule III to

the Supplement No. 2

to the Guarantee and

Collateral Agreement

MARK	APPLN NO.	FILED	REGN NO.	REGN DATE	CLASS/GOODS	OWNER	STATUS
					for receiving signals from sensors sensing physical data and transmitting the signals to readout equipment; electrical cables for use in connections
HARCO	75/252867	3/6/97	2167232	6/23/98	9-electrical and electronic temperature and pressure sensing apparatus, instruments, components and fittings therefor, namely, electrical harnesses; fiber optic harnesses; thermocouples; thermocouple harnesses; thermocouple leads; thermocouple connectors; total pressure probes; total and static pressure probes; average pressure probes; and thermocouple calibrators	Harco Laboratories, Incorporated	Registered

Copyrights

None

Licenses

None